Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of The Corporate Executive Board Company (the “Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

•	The Quarterly Report of the Company on Form 10-Q for the quarterly period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James J. McGonigle
James J. McGonigle
Chairman of the Board of Directors and Chief Executive Officer
July 28, 2004

/s/ Timothy R. Yost
Timothy R. Yost
Chief Financial Officer
July 28, 2004